CREDIT SUISSE FIRST BOSTON                                                                       Exhibit 20                  Page 1
                             AUTOFINANCE GROUP, INC.

               MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                   February 1, 1998 through February 28, 1998

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Original Total Portfolio                                                                          $110,005,944.94
(B) Class A Noteholders' Percentage                                                                             67.00%
(C) Original Class A Note Balance                                                                      $73,703,000.00
(D) Class A Note Rate                                                                                            6.35%
(E) Class B Noteholders' Percentage                                                                             17.00%
(F) Original Class B Note Balance                                                                      $18,701,000.00
(G) Class B Note Rate                                                                                            6.65%
(H) Class C Noteholders' Percentage                                                                             10.00%
(I) Original Class C Note Balance                                                                      $11,000,000.00
(J) Class C Note Rate                                                                                            7.20%
(K) Class D Certificateholders' Percentage                                                                       6.00%
(L) Original Class D Certificate Balance                                                                $6,601,944.94
(M) Class D Certificate Rate                                                                                     0.00%
(N) Servicing Fee Rate                                                                                           3.50%
(O) Original Weighted Average Coupon (WAC)                                                                      20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                              54.68 months
(Q) Number of Contracts                                                                                         9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                              5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                              2,200,118.90
    (iii) Initial Deposit                                                                                1,650,089.17

(S) Noteholders' Percentage                                                                                     94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                  Total Trust
------------------------------------------------                                                  -----------

(A) Total Portfolio Outstanding                                                                        $82,059,422.20
(B) Total Portfolio Pool Factor                                                                             0.7459544
(C) Class A Note Balance                                                                               $54,653,921.76
(D) Class A Principal Factor                                                                                0.7415427
(E) Class A Interest Carryover Shortfall                                                                         0.00
(F) Class A Principal Carryover Shortfall                                                                        0.00
(G) Class B Note Balance                                                                               $13,867,590.06
(H) Class B Principal Factor                                                                                0.7415427
(I) Class B Interest Carryover Shortfall                                                                         0.00
(J) Class B Principal Carryover Shortfall                                                                        0.00
(K) Class C Note Balance                                                                                $8,156,969.72
(L) Class C Principal Factor                                                                                0.7415427
(M) Class C Interest Carryover Shortfall                                                                         0.00
(N) Class C Principal Carryover Shortfall                                                                        0.00
(O) Class D Certificate Balance                                                                         $5,380,940.64
(P) Reserve Account Balance                                                                              2,976,574.31
(Q) Payahead Account Balance                                                                               151,851.97
(R) Aggregate Subordinated Servicing Fees to Date                                                        2,314,975.39
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                          0.00
(T) Cumulative Net Losses for All Prior Periods                                                          7,962,380.19
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                        19.99%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                47.20 months
(W) Number of Contracts                                                                                        7,548

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                   $1,837,652.79
    (ii)  Interest Payments Received                                                                     1,263,540.02
    (iii) Repurchased Loan Principal                                                                             0.00
    (iv)  Repurchased Loan Interest                                                                              0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                  70,141.55
(C) Amount Applied From Payahead Account                                                                         0.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                        19.98%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                            46.24 months
(F) Remaining Number of Contracts                                                                               7,324
(G) Delinquent Contracts
                                                                         Contracts                         Amount
                                                                         ---------                         ------

    (i)   30-59 Days Delinquent                                         152               2.08%         $1,728,280.89         2.20%
    (ii)  60-89 Days Delinquent                                           0               0.00%                  0.00         0.00%
    (iii) 90 Days or More Delinquent                                      0               0.00%                  0.00         0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Aggregate Net Losses for Collection Period                                                            $758,783.06
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                             $1,649,171.57
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                   710,981.86
    (iii) Recoveries on Previously Liquidated Contracts                                                    179,406.65
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                               166


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.

                                               Controller                                 03/10/98
/s/ Thomas R. Blend
--------------------------------------------------------                                  -------------
Signature                                      Title                                      Date

CREDIT SUISSE FIRST BOSTON                                                                     Exhibit 20                Page 2
                                             AUTOFINANCE GROUP, INC.

                            MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                    February 1, 1998 through February 28, 1998
I. COLLECTIONS

(A) Principal Payments Received (C(A)i)                                                                 $1,837,652.79
(B) Interest Payments Received (C(A)ii)                                                                  1,263,540.02
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                               890,388.51
(D) Principal on Repurchased Contracts (C(A)iii)                                                                 0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                   0.00
                                                                                                 --------------------

(F) Total Collections (A+B+C+D+E)                                                                       $3,991,581.32

                                                                                                 --------------------

(G) Total Available Amount (F)                                                                          $3,991,581.32

II. DISTRIBUTIONS

(A) Principal Payments Received (C(A)i)                                                                 $1,837,652.79
(B) Principal on Repurchased Contracts (C(A)iii)                                                                 0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                            1,649,171.57
                                                                                                 --------------------
(D) Principal Distribution Amount (A+B+C)                                                               $3,486,824.36


(E) Current Servicing Fee (Subordinated)                                                                  $239,339.98
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                        0.00
                                                                                                 --------------------
(G) Total Servicing Fees Payable                                                                                 0.00
(H) Servicing Fees Paid from Collection Account                                                                  0.00
(I) Reserve Account Draw for Servicing Fees Payable                                                              0.00
(J) Servicing Fee Shortfall                                                                                      0.00
(K) Current Subordinated Servicing Fee                                                                     239,339.98
(L) Aggregate Subordinated Servicing Fees Before (P)                                                     2,554,315.37

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                                   $289,210.34
    (ii)   Class A Interest Distributable Amount                                                           289,210.34
    (iii)   Class A Monthly Principal Distributable Amount                                               2,336,177.04
    (iv)   Class A Principal Distributable Amount                                                        2,336,177.04
                                                                                                 --------------------

    (v) Total Distributable Amount (i+ii)                                                               $2,625,387.38
    (vi) Class A Interest Paid from Collection Account                                                     289,210.34
    (vii) Reserve Account Draw for Class A Interest Payable                                                     $0.00
    (viii) Class A Interest Carryover Shortfall                                                                 $0.00
    (ix) Class A Principal Paid from Collection Account                                                  2,336,177.04
    (x) Reserve Account Draw for Class A Principal Payable                                                       0.00
    (xi) Class A Principal Carryover Shortfall                                                                   0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                                    $76,849.56
    (ii)   Class B Interest Distributable Amount                                                            76,849.56
    (iii)   Class B Monthly Principal Distributable Amount                                                 592,768.91
    (iv)   Class B Principal Distributable Amount                                                          592,768.91
                                                                                                 --------------------

    (v) Total Distributable Amount (i+ii)                                                                 $669,618.47
    (vi) Class B Interest Paid from Collection Account                                                      76,849.56
    (vii) Reserve Account Draw for Class B Interest Payable                                                     $0.00
    (viii) Class B Interest Carryover Shortfall                                                                 $0.00
    (ix) Class B Principal Paid from Collection Account                                                    592,768.91
    (x) Reserve Account Draw for Class B Principal Payable                                                       0.00
    (xi) Class B Principal Carryover Shortfall                                                                   0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                                    $48,941.82
    (ii)   Class C Interest Distributable Amount                                                            48,941.82
    (iii)   Class C Monthly Principal Distributable Amount                                                 348,668.95
    (iv)   Class C Principal Distributable Amount                                                          348,668.95
                                                                                                 --------------------

    (v) Total Distributable Amount (i+ii)                                                                 $397,610.77
    (vi) Class C Interest Paid from Collection Account                                                      48,941.82
    (vii) Reserve Account Draw for Class C Interest Payable                                                     $0.00
    (viii) Class C Interest Carryover Shortfall                                                                 $0.00
    (ix) Class C Principal Paid from Collection Account                                                    348,668.95
    (x) Reserve Account Draw for Class C Principal Payable                                                       0.00
    (xi) Class C Principal Carryover Shortfall                                                                   0.00

(P) Payment of Subordinated Servicing Fees
    (i)   Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                  $2,554,315.37
    (ii)  Subordinated Servicing Fees Paid from Collection Account                                               0.00
    (iii)  Aggregate Subordinated Servicing Fees to Date (i-ii)                                         $2,554,315.37

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                         $209,209.46
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                  0.00

CREDIT SUISSE FIRST BOSTON                                                                               Exhibit 20          Page 3
                                                        AUTOFINANCE GROUP, INC.

                                       MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                               February 1, 1998 through February 28, 1998

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------

(A) Beginning Period Balance (B(Q))                                                                            $151,851.97
(B) Amounts Applied to Payahead Account (C(B))                                                                   70,141.55
(C) Amounts Withdrawn from Payahead Account (C(C))                                                                    0.00
                                                                                                     ---------------------
(D) Ending Period Balance                                                                                      $221,993.52

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------
                                                                                 Begin. of Period             End of Period
                                                                                 ----------------             -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                    $82,059,422.20             $78,572,597.84
    (ii)   Total Pool Factor                                                          0.7459544                  0.7142577
    (iii)  Receivables Balance                                                    82,059,422.20              78,572,597.84
    (iv)   Prefunding Account Balance                                                      0.00                       0.00
    (v)    Class A Note Balance                                                  $54,653,921.76             $52,317,744.72
    (vi)   Class A Principal Factor                                                   0.7415427                  0.7098455
    (vii)  Class B Note Balance                                                  $13,867,590.06             $13,274,821.15
    (viii) Class B Principal Factor                                                   0.7415427                  0.7098455
    (ix)   Class C Note Balance                                                   $8,156,969.72              $7,808,300.77
    (viii) Class C Principal Factor                                                   0.7415427                  0.7098455
    (ix)   Class D Certificate Balance                                            $5,380,940.64              $5,171,731.18

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                   19.99%                     19.98%
    (ii)  Weighted Average Remaining Maturity (WAM)                                       47.20 months               46.24  months
    (iii) Remaining Number of Contracts                                                   7,548                      7,324



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------


(A) Beginning RA Balance (B(H))                                                                              $2,976,574.31

(B) Draw for Servicing Fee (II(I))                                                                                    0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                       0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                       0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                       0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                       0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                        0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                        0.00

(I) Overcollateralization Amount                                                                            $26,254,853.12
(J) Maximum Specified Reserve Balance                                                                        11,785,889.68
(K) Specified Reserve Account Balance                                                                        11,785,889.68

(L) Amount Available for Deposit to the RA                                                                      298,964.70
                                                                                                     ---------------------

(M) RA Balance Prior to Release                                                                              $3,275,539.01
(N) Specified Reserve Account Balance                                                                        11,785,889.68
(O) Reserve Account Release                                                                                           0.00

(P) Ending Reserve Account Balance                                                                           $3,275,539.01


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                                $758,783.06
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                          $1,649,171.57
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                               710,981.86
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                               179,406.65
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                        8,721,163.25

(D) Delinquent and Repossessed Contracts
                                                                                    Contracts                     Amount
                                                                                    ---------                     ------
    (i)   30-59 Days Delinquent (C(G)i)                                                  152     2.08%       $1,728,280.89     2.20%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                   0     0.00%                0.00     0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                             0     0.00%                0.00     0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                             166     2.27%        1,795,403.49     2.29%

CREDIT SUISSE FIRST BOSTON                                                                          Exhibit 20          Page 4
                                          AUTOFINANCE GROUP, INC.

                            MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                  February 1, 1998 through February 28, 1998


VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
--------------------------------------------------


(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                                                           16.57%
    (ii)  Preceeding Collection Period                                                                                  15.69%
    (iii) Current Collection Period                                                                                     11.10%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                           14.45%

(B)    Ratio of Balance of Contracts Delinquent 60 Days or More and
       Balance of Financed Vehicles Repossessed but not Charged off to
       the Outstanding Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                                                            3.08%
    (ii)  Preceeding Collection Period                                                                                   2.91%
    (iii) Current Collection Period                                                                                      2.29%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                            2.76%

(C) Cumulative Net Loss Ratio                                                                                            7.93%

(D) Loss and Delinquency Trigger Indicator                                                                Trigger Was Hit!!


VIII. RECONCILIATION OF COLLECTION ACCOUNT
------------------------------------------


(A) Collection Account Beginning Balance (I(H))                                                                  3,991,581.32
(B) Servicing Fee Paid (II(H))                                                                                           0.00
(C) Class A Interest Paid (II(M(vi)))                                                                              289,210.34
(D) Class B Interest Paid (II(N(vi)))                                                                               76,849.56
(E) Class C Interest Paid (II(O(vi)))                                                                               48,941.82
(F) Class A Principal Paid (II(M(ix)))                                                                           2,336,177.04
(G) Class B Principal Paid (II(N(ix)))                                                                             592,768.91
(H) Class C Principal Paid (II(O(ix)))                                                                             348,668.95
(I) Reserve Account Deposit                                                                                        298,964.70
(J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                                              0.00
(K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                            0.00
(L) Releases to Seller                                                                                                   0.00

                          AFG Receivables Trust 1997-A                                             Exhibit 20                Page 5
             Monthly Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                      Sub Servicer: AutoFinance Group, Inc.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware

Collection Period: February 1, 1998 through February 28, 1998
Distribution Date: 03/16/98
Month:             9

Statement for Class A, Class B and Class C Noteholders and Certificateholders
Pursuant to Section 5.6 of the Sale and Servicing                                                        Per $1,000 of Outstanding
Agreement                                                                                                    Class A/Class B/Class C
                                                                                                            Certificate Amount
                                                                                                         ---------------------------
(i)  Principal Distribution
          Class A Note  Amount                                                            2,336,177.04          42.7449114
          Class B Note  Amount                                                              592,768.91          42.7449114
          Class C Note  Amount                                                              348,668.95          42.7449114
          Certificates  Amount                                                              209,209.46          38.8797193


(ii)  Interest Distribution
          Class A Note  Amount                                                              289,210.34          5.2916667
          Class B Note  Amount                                                               76,849.56          5.5416666
          Class C Note  Amount                                                               48,941.82          6.0000002



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)         78,572,597.84


(iv)   Class A Notes Balance (end of Collection Period)                                  52,317,744.72
        Class A Pool Factor (end of Collection Period)                                       0.7098455
        Class B Notes Balance (end of Collection Period)                                 13,274,821.15
        Class B Pool Factor (end of Collection Period)                                       0.7098455
        Class C Notes Balance (end of Collection Period)                                  7,808,300.77
        Class C Pool Factor (end of Collection Period)                                       0.7098455
        Certificates Balance (end of Collection Period)                                   5,171,731.18



(v)  Basic Servicing Fee                                                                    239,339.98          2.9166667


(vi)   Aggregate Net Losses                                                                 758,783.06


(vii)   Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                          3,275,539.01
        Specified Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                         11,785,889.68
        Draws on Reserve Account                                                                  0.00
        Deposits to Reserve Account                                                         298,964.70


(viii)  Class A Notes Interest Carryover Shortfall                                                0.00          0.0000000
         Class B Notes Interest Carryover Shortfall                                               0.00          0.0000000
         Class C Notes Interest Carryover Shortfall                                               0.00          0.0000000
         Class A Notes Principal Carryover Shortfall                                              0.00          0.0000000
         Class B Notes Principal Carryover Shortfall                                              0.00          0.0000000
         Class C Notes Principal Carryover Shortfall                                              0.00          0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                  0.00


(x)  Delinquent Contracts
                                                                                    Number                       Balance
                                                                                --------------------------------------------------
           30-59 Days                                                                           152                   1,728,280.89
           60-89 Days                                                                             0                           0.00
           90 Days or More                                                                        0                           0.00